Exhibit 99.2
EDUCATION REALTY TRUST, INC.
FOURTH QUARTER 2008
SUPPLEMENTAL ANALYST PACKAGE
TABLE OF CONTENT

Financial Highlights	1

Condensed Consolidated Balance Sheets	2

Condensed Consolidated Statements of Operations — Three Months Ended December 31,	3

Condensed Consolidated Statements of Operations — Year Ended December 31,	4

Consolidated Statements of Funds from Operations	5

Community Operating Results — Three Months Ended December 31,	6

Community Operating Results — Year Ended December 31,	7

Preleasing Statistics	8

Consolidated Community Statistics — Owned and Operated	9

Same Apartment Community Statistics	10

University Towers Residence Hall Statistics	11

Place Portfolio Community Statistics	12

Third-Party Development Project Summary	13

Capital Structure	14

Community Listing — Owned and Operated	15

Definitions	16

EDUCATION REALTY TRUST, INC.
FINANCIAL HIGHLIGHTS
(Amounts in thousands, except share and per share data)

	Three months ended December 31,				Year ended December 31,
	2008	2007	$ Chg	% Chg	2008	2007	$ Chg	% Chg
	(unaudited)	(unaudited)

Total revenues	$36,189	$32,595	$3,594	11.0%	$139,860	$119,953	$19,907	16.6%
Operating income	6,528	7,793	(1,265)	-16.2%	23,452	20,388	3,064	15.0%
Income (loss) from continuing operations	(4,895)	712	(5,607)	NM	(7,947)	(7,783)	(164)	-2.1%
Net income (loss)	(4,895)	683	(5,578)	NM	(7,947)	(5,416)	(2,531)	-46.7%

Net income (loss) per share — basic & diluted	$(0.17)	$0.02	$(0.20)	NM	$(0.28)	$(0.20)	$(0.08)	-43.0%

Weighted-average common shares outstanding — basic	28,471,352	28,427,352			28,455,713	28,010,144

Weighted-average common shares outstanding — diluted	28,471,352	29,610,846			28,455,713	28,010,144

Funds from operations (FFO)	$2,584	$9,215	$(6,631)	-72.0%	$21,752	$25,914	$(4,162)	-16.1%
FFO per weighted average share/unit (4)	$0.09	$0.31	$(0.22)	-71.0%	$0.73	$0.88	$(0.15)	-17.0%

Funds from operations adjusted (FFOA)	$9,382	$9,215	$167	1.8%	$28,550	$25,914	$2,636	10.2%
FFOA per weighted average share/unit (4)	$0.31	$0.31	$—	0.0%	$0.96	$0.88	$0.08	9.1%

Weighted average shares/units (4)	29,872,207	29,887,513			29,867,388	29,466,229

Total Debt to Gross Assets

Total Debt (1)	$473,956
Total Gross Assets (2)	$891,737
Total Debt to Gross Assets	53.1%

Capitalization Data as of: December 31, 2008

Total debt (1)	$473,956
Market equity (3)	154,700

Total enterprise value	$628,656

Debt to total enterprise value	75.4%

Notes:

(1)	Excludes debt premium of $1.2 million.

(2)	Excludes accumulated depreciation of $114,090 for the year ended December 31, 2008.

(3)	Market equity represents the aggregate market value of the Company’s common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common share of $5.22 at December 31, 2008. Excludes 275,000 Profits Interest Units outstanding.

(4)	Funds from operations per share/unit was computed using weighted average shares and units outstanding, regardless of their dilutive impact.

EDUCATION REALTY TRUST, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amount in thousands, except share and per share data)

	December 31, 2008	December 31, 2007

Assets
Student housing properties, net (1)	$733,507	$732,979
Assets under development	6,572	5,675
Corporate office furniture and equipment, net	1,465	1,693
Cash and cash equivalents	9,003	4,034
Restricted cash	5,595	8,188
Student contracts receivable, net	533	329
Receivable from affiliates	25	18
Receivable from third party management contracts	401	606
Goodwill and other intangibles, net	3,111	3,531
Other assets	17,435	10,407

Total assets	$777,647	$767,460

Liabilities and stockholders’ equity
Liabilities:
Mortgage and construction loans, net of unamortized premium/discount	$442,259	$420,940
Revolving line of credit	32,900	11,500
Accounts payable and accrued expenses	10,605	11,092
Accounts payable affiliate	—	60
Deferred revenue	9,954	7,928

Total liabilities	495,718	451,520

Minority interest	14,669	18,121

Commitments and contingencies	—	—

Stockholders’ equity:
Common stock, $.01 par value, 200,000,000 shares authorized, 28,475,855 and 28,431,855 shares issued and outstanding December 31, 2008 and December 31, 2007, respectively	285	284
Preferred shares, $0.01 par value, 50,000,000 shares authorized, no shares issues and outstanding	—	—
Additional paid-in capital	308,356	330,969
Accumulated deficit	(41,381)	(33,434)

Total stockholders’ equity	267,260	297,819

Total liabilities and stockholders’ equity	$777,647	$767,460

(1)	Amount is net of accumulated depreciation of $114,090 and $86,209 as of December 31, 2008 and December 31, 2007, respectively.

EDUCATION REALTY TRUST, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — THREE MONTHS ENDED DECEMBER 31,
(Amounts in thousands, except share and per share data, unaudited)

	2008	2007	$ Change	% Change
Revenues:
Student housing leasing revenue	$29,737	$23,270	$6,467	27.8%
Student housing food service revenue	574	615	(41)	-6.7%
Other leasing revenue	200	3,434	(3,234)	-94.2%
Third-party development services	2,079	2,057	22	1.1%
Third-party management services	995	944	51	5.4%
Operating expense reimbursements	2,604	2,275	329	14.5%

Total revenues	36,189	32,595	3,594	11.0%

Operating expenses:
Student housing leasing operations	12,505	9,988	2,517	25.2%
Student housing food service operations	529	553	(24)	-4.3%
General and administrative	4,481	3,772	709	18.8%
Depreciation and amortization	7,521	8,214	(693)	-8.4%
Loss on impairment	2,021	—	2,021	NM
Reimbursable operating expenses	2,604	2,275	329	14.5%

Total operating expenses	29,661	24,802	4,859	19.6%

Operating income	6,528	7,793	(1,265)	-16.2%

Nonoperating expenses:
Interest expense	6,673	6,281	392	6.2%
Amortization of deferred financing costs	252	244	8	3.3%
Interest income	(106)	(139)	(33)	-23.7%
Loss on extinguishment of debt	4,360	—	(4,360)	NM

Total nonoperating expenses	11,179	6,386	4,793	75.1%

Income/(loss) before equity in earnings of unconsolidated entities, income taxes, minority interest and discontinued operations	(4,651)	1,407	(6,058)	NM

Equity in earnings of unconsolidated entities	27	(32)	59	NM

Income/(loss) before income taxes, minority interest and discontinued operations	(4,624)	1,375	(5,999)	NM
Income tax expense	241	361	(120)	-33.2%

Net income/(loss) before minority interest and discontinued operations	(4,865)	1,014	(5,879)	NM

Minority interest	30	302	(272)	-90.1%

Income/(loss) from continuing operations	(4,895)	712	(5,607)	NM
Loss from discontinued operations, net of minority interest	—	(29)	29	NM

Net income/(loss)	$(4,895)	$683	$(5,578)	NM

Earnings per share information:
Income/(loss) per share — basic
Continuing operations	$(0.17)	$0.02	$(0.20)
Discontinued operations	—	—	—

Net income/(loss) per share	$(0.17)	$0.02	$(0.20)

Income/(loss) per share — diluted
Continuing operations	$(0.17)	$0.02
Discontinued operations	—	—

Net income/(loss) per share	$(0.17)	$0.02

Weighted-average common shares outstanding — basic	28,471,352	28,427,352

Weighted-average common shares outstanding — diluted	28,471,352	29,610,846

EDUCATION REALTY TRUST, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — YEAR ENDED DECEMBER 31,
(Amounts in thousands, except share and per share data)

	2008	2007	$ Change	% Change
Revenues:
Student housing leasing revenue	$107,566	$85,651	$21,915	25.6%
Student housing food service revenue	2,378	2,359	19	0.8%
Other leasing revenue	7,145	13,811	(6,666)	-48.3%
Third-party development services	8,303	5,411	2,892	53.4%
Third-party management services	3,672	3,391	281	8.3%
Operating expense reimbursements	10,796	9,330	1,466	15.7%

Total revenues	139,860	119,953	19,907	16.6%

Operating expenses:
Student housing leasing operations	55,569	41,215	14,354	34.8%
Student housing food service operations	2,257	2,236	21	0.9%
General and administrative	16,348	14,561	1,787	12.3%
Depreciation and amortization	29,417	32,223	(2,806)	-8.7%
Loss on impairment	2,021	—	2,021	NM
Reimbursable operating expenses	10,796	9,330	1,466	15.7%

Total operating expenses	116,408	99,565	16,843	16.9%

Operating income	23,452	20,388	3,064	15.0%

Nonoperating expenses:
Interest expense	25,229	26,957	(1,728)	-6.4%
Amortization of deferred financing costs	992	1,036	(44)	-4.2%
Interest income	(373)	(492)	(119)	-24.2%
Loss on extinguishment of debt	4,360	174	(4,186)	NM

Total nonoperating expenses	30,208	27,675	2,533	9.2%

Loss before equity in earnings of unconsolidated entities, income taxes, minority interest and discontinued operations	(6,756)	(7,287)	531	7.3%

Equity in earnings of unconsolidated entities	(196)	(277)	81	29.2%

Loss before income taxes, minority interest and discontinued operations	(6,952)	(7,564)	612	8.1%
Income tax expense	1,123	258	865	335.3%

Net loss before minority interest and discontinued operations	(8,075)	(7,822)	(253)	-3.2%

Minority interest	(128)	(39)	(89)	-228.2%

Loss from continuing operations	(7,947)	(7,783)	(164)	-2.1%

Discontinued operations:
Income from discontinued operations, net of minority interest	—	788	(788)	NM
Gain on sale of student housing property, net of minority interest	—	1,579	(1,579)	NM

Income from discontinued operations	—	2,367	(2,367)	NM

Net loss	$(7,947)	$(5,416)	$(2,531)	-46.7%

Earnings per share information:
Income (loss) per share — basic & diluted
Continuing operations	$(0.28)	$(0.28)	$(0.00)
Discontinued operations	—	0.08	(0.08)

Net loss per share	$(0.28)	$(0.20)	$(0.08)

Weighted-average common shares outstanding — basic & diluted	28,455,713	28,010,144

NOTE:

The operating results for The Village on Tharpe, which was designated as held for sale in the second quarter of 2007, are included in discontinued operations in the prior year.

EDUCATION REALTY TRUST, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
(Amounts in thousands, except share and per share data, unaudited)

	Three months ended December 31,		Year ended December 31,
	2008	2007	2008	2007

Net income (loss)	$(4,895)	$683	$(7,947)	$(5,416)
Gain on sale of student housing property, net of minority interest	—	—	—	(1,579)
Loss on sale of student housing assets (2)	—	—	512	—
Real estate related depreciation and amortization	7,324	8,147	28,819	31,780
Equity portion of real estate depreciation and amortization on equity investees	125	85	496	424
Depreciation and amortization of discontinued operations	—	—	—	711
Minority interest	30	300	(128)	(6)

Funds from operations (“FFO”)	$2,584	$9,215	$21,752	$25,914

Elimination of impairment and refinancing charges:
Development cost write-off, net of tax	$417	$—	$417	$—
Loss on impairment	2,021	—	2,021	—
Gain/loss on extinguishment of debt	4,360	—	4,360	—

Impact of impairment and refinancing charges	$6,798	$—	$6,798	$—

Funds from operations — adjusted (“FFOA”)	$9,382	$9,215	$28,550	$25,914

FFO per weighted average share/unit (1)	$0.09	$0.31	$0.73	$0.88

FFOA per weighted average share/unit (1)	$0.31	$0.31	$0.96	$0.88

Weighted average shares/units (1)	29,872,207	29,887,513	29,867,388	29,466,229

Notes:

(1)	Funds from operations per share/unit was computed using weighted average shares and units outstanding, regardless of their dilutive impact.

(2)	Represents the loss on sale of land and parking garage at University Towers.

EDUCATION REALTY TRUST, INC.
COMMUNITY OPERATING RESULTS — THREE MONTHS ENDED DECEMBER 31,
(Amounts in thousands, unaudited)

	2008	2007	$ Change	% Change

Revenues
Same apartment community	$21,593	$21,348	$245	1.1%
University Towers — residence hall	1,879	1,922	(43)	-2.2%
New community	779	—	779	N/A
Place Portfolio	5,486	—	5,486	N/A

Total community revenue	29,737	23,270	6,467	27.8%

Operating expenses (1)
Same apartment community	8,943	9,527	(584)	-6.1%
University Towers — residence hall	406	461	(55)	-11.9%
New community	306	—	306	N/A
Place Portfolio	2,850	—	2,850	N/A

Total community operating expenses	12,505	9,988	2,517	25.2%

Net operating income
Same apartment community	12,650	11,821	829	7.0%
University Towers — residence hall	1,473	1,461	12	0.8%
New community	473	—	473	N/A
Place Portfolio	2,636	—	2,636	N/A

Total community net operating income	$17,232	$13,282	$3,950	29.7%

(1)	Represents community-level operating expenses excluding management fees, depreciation and amortization.

EDUCATION REALTY TRUST, INC.
COMMUNITY OPERATING RESULTS — YEAR ENDED DECEMBER 31,
(Amounts in thousands, unaudited)

	2008	2007	$ Change	% Change

Revenues
Same apartment community	$81,492	$80,327	$1,165	1.5%
University Towers — residence hall	5,395	5,324	71	1.3%
New community	1,194	—	1,194	N/A
Place Portfolio (2)	19,485	—	19,485	N/A

Total community revenue	107,566	85,651	21,915	25.6%

Operating expenses (1)
Same apartment community	40,725	39,283	1,442	3.7%
University Towers — residence hall	2,364	1,932	432	22.4%
New community	635	—	635	N/A
Place Portfolio (2)	11,845	—	11,845	N/A

Total community operating expenses	55,569	41,215	14,354	34.8%

Net operating income
Same apartment community	40,767	41,044	(277)	-0.7%
University Towers — residence hall	3,031	3,392	(361)	-10.6%
New community	559	—	559	N/A
Place Portfolio (2)	7,640	—	7,640	N/A

Total community net operating income	$51,997	$44,436	$7,561	17.0%

(1)	Represents community-level operating expenses excluding management fees, depreciation and amortization.

(2)	Information for the Place Portfolio covers the period since termination of the lease on February 1, 2008.
NOTE:

Schedule does not include The Village on Tharpe, which was designated as held for sale in the second quarter of 2007 and included in discontinued operations in the prior year.

EDUCATION REALTY TRUST, INC.
Preleasing Statistics — as of March 12

	Fall 2009					2008
	Design	Applied**		Leased		Design	Applied**		Leased
	Beds	Beds	%	Beds	%	Beds	Beds	%	Beds	%

Same apartment portfolio — core	14,988	7,650	51.0%	6,503	43.4%	14,988	7,759	51.8%	6,475	43.2%
Properties in stressed markets *	2,628	960	36.5%	810	30.8%	2,628	885	33.7%	659	25.1%

Total same apartment portfolio	17,616	8,610	48.9%	7,313	41.5%	17,616	8,644	49.1%	7,134	40.5%

University Towers — residence hall	953	747	78.4%	574	60.2%	953	842	88.4%	671	70.4%

Total same community portfolio	18,569	9,357	50.4%	7,887	42.5%	18,569	9,486	51.1%	7,805	42.0%

Place Portfolio	5,894	2,388	40.5%	1,939	32.9%	5,894	2,086	35.4%	1,606	27.2%

Total owned properties	24,463	11,745	48.0%	9,826	40.2%	24,463	11,572	47.3%	9,411	38.5%

Joint venture portfolio	2,195	923	42.1%	705	32.1%	2,195	1,208	55.0%	855	39.0%
Same apartments — managed, not owned	9,827	6,838	69.6%	4,935	50.2%	9,243	6,838	74.0%	5,410	58.5%

Total same community, owned, joint venture & managed	36,485	19,506	53.5%	15,466	42.4%	35,901	19,618	54.6%	15,676	43.7%

New development — less than one year	1,200	360	30.0%	285	23.8%	528	271	51.3%	201	38.1%
New managed — less than one year	1,101	707	64.2%	576	52.3%	770	531	69.0%	529	68.7%

*	Three properties in markets with temporary imbalances of supply or demand: 636-beds in Oxford, MS; 1,116-beds in Gainesville, FL; 876-beds in Kalamazoo, MI.

**	An application is defined as a signed student lease without the receipt of an executed parental guarantee, which can take time to obtain.

EDUCATION REALTY TRUST, INC.
CONSOLIDATED COMMUNITY STATISTICS — OWNED AND OPERATED

	Three Months Ended December 31,			Year Ended December 31,
	2008	2007	Difference	2008 (2)		2007	Difference

Occupancy
Physical	90.5%	95.9%	-5.4%	90.3%		93.5%	-3.2%
Economic	91.3%	97.2%	-5.9%	87.1%		90.9%	-3.8%

NarPAB	$372	$393	$(21)	$349		$360	$(11)
Other income per avail. Bed	$24	$24	$0	$22		$24	$(2)
RevPAB	$396	$417	$(21)	$371		$384	$(13)

Operating expense per bed	$167	$179	$(12)	$190	(1)	$185	$5

Operating margin	58.0%	57.1%	0.9%	48.8	%(1)	51.9%	-3.1%

Design Beds	74,973	55,713	19,260	290,312		222,852	67,460

(1)	Operating expense statistics exclude approximately $2 per bed related to the loss on the sale of land and the parking garage at University Towers. The loss of $512,184 is included in our statements of operations.

(2)	2008 data includes the results of operating the Place Portfolio since the termination of the lease on February 1, 2008.
NOTE:
Operating statistics exclude The Village on Tharpe, which was designated as held for sale in the second quarter of 2007 and included in discontinued operations in the prior year in our statement of operations.

EDUCATION REALTY TRUST, INC.
SAME APARTMENT COMMUNITY STATISTICS

	Three Months Ended December 31,			Year Ended December 31,
	2008	2007	Difference	2008	2007	Difference

Occupancy
Physical	92.8%	95.7%	-2.9%	93.1%	94.5%	-1.4%
Economic	93.9%	97.0%	-3.1%	91.3%	93.2%	-1.9%

NarPAB	$382	$382	$0	$364	$360	$4
Other income per avail. Bed	$27	$22	$5	$22	$20	$2
RevPAB	$409	$404	$5	$386	$380	$6

Operating expense per bed	$169	$180	$(11)	$193	$186	$7

Operating margin	58.6%	55.4%	3.2%	50.0%	51.1%	-1.1%

Design Beds	52,848	52,854	(6)	211,402	211,416	(14)
NOTE:

-	University Towers residence hall statistics are shown separately.

-	Operating statistics exclude The Village on Tharpe which was designated as held for sale in the second quarter of 2007 and included in discontinued operations in the prior year.

EDUCATION REALTY TRUST, INC.
UNIVERSITY TOWERS RESIDENCE HALL STATISTICS

	Three Months Ended December 31,			Year Ended December 31,
	2008	2007	Difference	2008		2007	Difference

Occupancy
Physical	99.8%	99.4%	0.4%	75.5%		74.7%	0.8%
Economic	100.8%	104.4%	-3.6%	64.1%		62.2%	1.9%

NarPAB	$638	$609	$29	$393		$353	$40
Other income per avail. Bed	$19	$63	$(44)	$79		$112	$(33)
RevPAB	$657	$672	$(15)	$472		$465	$7

Operating expense per bed	$142	$161	$(19)	$162	(1)	$169	$(7)

Operating margin	78.4%	76.0%	2.4%	65.6	%(1)	63.7%	1.9%

Design Beds	2,859	2,859	—	11,436		11,436	—

(1)	Operating expense statistics exclude approximately $45 per bed related to the loss on the sale of land and the parking garage at University Towers. The loss of $512,184 is included in our statements of operations.

EDUCATION REALTY TRUST, INC.
PLACE PORTFOLIO COMMUNITY STATISTICS

	Three Months Ended	Year Ended
	December 31, 2008	December 31, 2008

Occupancy
Physical	81.3%	83.3%
Economic	79.0%	78.9%

NarPAB	$293	$289
Other income per avail. Bed	$17	$12
RevPAB	$310	$301

Operating expense per bed	$161	$183

Operating margin	48.0%	39.2%

Design Beds	17,682	64,834
NOTE:
Operating statistics are for the period February 1, the lease termination date, to the end of the period, December 31, 2008.

EDUCATION REALTY TRUST, INC.
THIRD-PARTY DEVELOPMENT PROJECT SUMMARY
(Amounts in ‘000s)

	Three months ended			Year ended
	December 31,	December 31,		December 31,	December 31,
	2008	2007	Change	2008	2007	Change
Third-party development services revenue	$2,079	$2,057	$22	$8,303	$5,411	$2,892
Equity in earnings of development joint ventures	(2)	12	(14)	(4)	233	(237)

	$2,077	$2,069	$8	$8,299	$5,644	$2,655

CURRENT AND RECENTLY COMPLETED PROJECTS

								Fees Earned
								Twelve Months		Fees Paid
			Project	Total			Fees Earned	Ended		Through
		Completion	Development	Project	EDR %	EDR Project	Prior to	December 31,	Remaining	December 31,
Project	Bed Count	Date	Cost	Fees	of fees	Fees	2008	2008 (1)	Fees to Earn	2008

University of Michigan, Ann Arbor	896	Aug ‘08, May ‘09 (2)		1,350	100%	1,350	852	314	184	1,131
Slippery Rock University Phase II	746	August 2008	47,300	2,085	100%	2,085	1,067	1,018	—	2,085
Indiana University of Pennsylvania Phase II	1,102	August 2008	68,817	2,479	100%	3,719	1,378	2,341	—	3,719
Fontainebleu	435	June 2009	7,227	275	100%	275	10	190	75	155
West Chester University of Pennsylvania Phase I	1,197	August 2009	94,498	3,407	100%	3,407	—	2,033	1,374	1,943
Indiana University of Pennsylvania Phase III	1,084	August 2009	61,904	2,190	100%	2,190	—	1,339	851	1,312
Colorado State University — Pueblo Phase I	253	August 2009	15,631	696	100%	696	—	234	462	420

	5,713		$295,377			$13,722	$3,307	$7,469	$2,946	$10,765

RECENTLY AWARDED PROJECTS (3)

	Estimated	Estimated	Estimated	Project	Total
	Bed	Start	Completion	Development	Project	EDR %	Total
Project	Count	Date	Date	Cost	Fees	of Fees	EDR Fees
Indiana University of Pennsylvania Phase IV	596	May 2009	August 2010	35,141	1,241	100%	1,241
SUNY College of Env. Science & Forestry	340	June 2010	August 2011	23,246	1,140	100%	1,140
Colorado State University — Pueblo (Bldgs 2 & 3)	500	July 2009	August 2010	35,169	1,637	100%	1,637
East Stroudsburg University — Pennsylvania	984	July 2009	August 2010	61,562	2,602	100%	2,602

	2,420			$155,118	$6,620		$6,620

(1)	Represents fees earned, which will vary from income recognized by EDR due to joint venture expenses which are included in the equity in earnings of joint ventures. Development fees are recognized on the percentage completion method based on construction costs. In addition, revenue related to inactive development projects in the amount of $852 is not included in this schedule.

(2)	The project includes three buildings, one was completed in August 2008 and two additional buildings are expected to be completed in May 2009. Specific information on project development costs are omitted as this project is for a private ownership group.

(3)	The initiation and completion of an awarded development project is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining adequate financing.

EDUCATION REALTY TRUST, INC.
CAPITAL STRUCTURE
As of December 31, 2008
(dollars in thousand)

Total Debt to Gross Assets
Total Debt (1)	473,956
Total Gross Assets (2)	891,737
Total Debt to Gross Assets	53%

Total Debt to Enterprise Value
Total Debt (1)	$473,956	75.4%
Total Market Equity (3)	154,700	24.6%

Total Enterprise Value	$628,656	100%

	Principal	Weighted Average		Average Term
Total Debt Outstanding	Outstanding	Interest Rate	%	to Maturity
Fixed Rate — Mortgage Debt (1)	$380,090	6.11%	80.2%	4.82	years
Variable Rate — Mortgage Debt	60,378	3.66%	12.7%	4.74	years
Variable Rate — Construction Debt	588	3.07%	0.1%	3.90	years
Variable Rate — Corporate Credit Facility	32,900	2.78%	6.9%	0.05	years

Total / Weighted Average	$473,956	5.56%	100.0%	4.48	years

Mortgage and Construction Debt Maturity

Fiscal Yr Ending
Ending
2009	$101,631	23.1%
2010	3,448	0.8%
2011	3,765	0.9%
2012	78,417	17.8%
2013	32,488	7.4%
Thereafter	221,307	50.2%

Total	$441,056	100.0%

Unamortized debt premium	1,203

Total, net of debt premium	$442,259

12 Months Ended
December 31, 2008 (5)
Interest expense (4)	$26,836

Interest coverage	2.07

Fixed charge coverage	1.75

(1)	Excludes unamortized debt premium of $1.2 million.

(2)	Excludes accumulated depreciation of $114,090 for the year ended December 31, 2008.

(3)	Market equity represents the aggregate market value of the Company’s common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common share of $5.22 at December 31, 2008. Excludes 275,000 Profits Interest Units outstanding.

(4)	Excludes amortization of debt premium/discount, includes the Company’s portion of interest on equity investees, and is gross of capitalized interest related to development projects.

(5)	Amounts are calculated in compliance with the terms of our existing credit facility, on a trailing 12 month basis.

EDUCATION REALTY TRUST, INC.
COMMUNITY LISTING — OWNED AND OPERATED

Name	Primary University Served	Acquisition Date	# of Beds

NorthPointe	University of Arizona	Jan ’05	912
The Reserve at Athens	University of Georgia	Jan ’05	612
The Reserve at Clemson	Clemson University	Jan ’05	590
Players Club	Florida State University	Jan ’05	336
The Gables	Western Kentucky University	Jan ’05	288
College Station	Augusta State University	Jan ’05	203
University Towers	North Carolina State University	Jan ’05	953
The Pointe at South Florida	University of South Florida	Jan ’05	1,002
Commons at Knoxville	University of Tennessee	Jan ’05	708
The Commons	Florida State University	Jan ’05	732
The Reserve on Perkins	Oklahoma State University	Jan ’05	732
The Reserve at Star Pass	University of Arizona	Jan ’05	1,020
The Pointe at Western	Western Michigan University	Jan ’05	876
College Station at W. Lafayette	Purdue University	Jan ’05	960
Commons on Kinnear	The Ohio State University	Jan ’05	502
The Pointe	Pennsylvania State University	Jan ’05	984
The Reserve at Columbia	University of Missouri	Jan ’05	676
The Reserve on Frankford	Texas Tech University	Jan ’05	737
The Lofts	University of Central Florida	Jan ’05	730
The Reserve on West 31st	University of Kansas	Jan ’05	720
Campus Creek	University of Mississippi	Feb ’05	636
Pointe West	University of South Carolina	Mar ’05	480
College Grove	Middle Tennessee State University	Apr ’05	864
Campus Lodge	University of Florida	Jun ’05	1,116
The Reserve on South College	Auburn University	Jul ’05	576
The Avenue at Southern	Georgia Southern University	Jun ’06	624
The Reserve at Saluki Pointe	Southern Illinois University	Aug ’08	528

Sub-Total			19,097

Berkeley Place	Clemson University	Jan ’06	480
Clemson Place	Clemson University	Jan ’06	288
Cape Place	Southeast MO State University	Jan ’06	360
The Reserve at Martin	University of TN at Martin	Jan ’06	384
The Chase at Murray	Murray State	Jan ’06	408
Western Place	Western Kentucky University	Jan ’06	504
Carrolton Place	University of West GA	Jan ’06	336
Clayton Place	Clayton State University	Jan ’06	854
The Reserve at Jacksonville	Jacksonville State University	Jan ’06	504
Macon Place	Macon State College	Jan ’06	336
River Place	University of West GA	Jan ’06	504
Troy Place	Troy University	Jan ’06	408
The Pointe at Southern	Georgia Southern University	Jan ’06	528

Sub-Total Place Portfolio			5,894

Total owned and operated beds			24,991

EDUCATION REALTY TRUST, INC.
DEFINITIONS
Physical occupancy
Represents a weighted average of the month end occupancies for each month included in the period reported.
Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.
Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported. Does not include food service revenue.
Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.
Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in in the portfolio for each month included in the period reported.
Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.
Design beds
Represents the sum of the monthly design beds in the portfolio during the period, excluding the Place properties portfolio.
Same community
Includes communities that have been owned for more than a year as of the beginning of the current period being reported.